As filed with the Securities and Exchange Commission on January 29, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – November 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

CVR DYNAMIC ALLOCATION FUND

Annual Report
November 30, 2014

The views in this report were those of CVR Dynamic Allocation Fund’s (the “Fund”) adviser as of November 30, 2014, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

All investing involves risk including the possible loss of principal. There can be no assurance the Fund will achieve its investment objective. In addition to the general risks of investing, the Fund is subject to additional risks including commodities risk, derivatives risks, ETF risk, risks of foreign investing and model and data risks. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivatives, such as options, futures and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund as derivatives can result in losses in excess of the amount invested. Shares of an ETF may trade at a premium or discount to the net asset value of its portfolio securities. Foreign investments may be subject to additional risks, which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and data supplied by third parties. Models and Data may prove to be incorrect or incomplete and expose the Fund to potential risks.

CVR DYNAMIC ALLOCATION FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2014

Dear Fellow Shareholders,

CVR Portfolio Funds is pleased to review the performance of the CVR Dynamic Allocation Fund (the “Fund”) from December 30, 2013 (inception of the Fund) through November 30, 2014. During this period, the Fund returned 6.80% vs 14.43% for the S&P 500 Index1 (the “S&P 500”) and 2.21% for the HFRX Equity Hedge Index. The investment objective of the Fund is to preserve and increase the purchasing power value of its shares over the long term.

The Fund pursues its investment objective by investing in three principal investment strategies, each of which is rule-based leading to an investment process that is unemotional and repeatable. The three strategies are Focused Equity, Defensive Equity and Absolute Return. We believe that each of the three strategies are subject to different, and in some cases contrary risks such that the value of the Fund’s investments in the aggregate will be subject to less risk, over the long term, than the risk associated with any one of the investment strategies taken by itself.

We believe that the interplay of the three strategies provides measureable feedback on market risk that supports rebalancing in the Fund; Focused Equity provides feedback on equity valuations, Defensive Equity on equity market risk and Absolute Return on correlations across asset classes. The result is a risk managed approach to investing that we believe offers a differentiated return stream for investors.

The Fund, which typically has 80-90% of its assets exposed to U.S. equity markets through its Focused and Defensive Equity strategies, is designed to capture a majority of equity market performance in risk-on environments and to protect against severe drawdowns when markets decline. While the Focused Equity strategy will always stay invested, both the Defensive Equity and Absolute Return strategies have the ability to protect capital in declining markets. The Defensive Equity strategy utilizes a quantitative model that will raise cash in volatile equity markets and the Absolute Return strategy is designed to be negatively correlated to declining equity markets.

During the year, with the exception of a brief period of heightened equity market volatility in February, and a more prolonged episode in October, the markets were in what we would consider a risk-on environment. A lot can be gleaned about the Fund’s performance by taking a closer look at how it reacted during the market pullbacks in February and October. In February the Defensive Equity strategy converted 11% of its assets to cash in reaction to heightened volatility and a decline of more than 5% in the S&P 500. However, the pullback was short-lived and the Defensive Equity strategy redeployed the cash in relatively short order.

In October, however, the equity market decline was more dramatic, underpinned by broader fundamental weakness. The Defensive Equity strategy aggressively raised cash in early October by removing exposure and cutting losses in materials and energy, as well as reducing overall equity exposure. The Defensive Equity strategy reduced risk in the portfolio as intended in response to the rapid increase in equity volatility during this period. The cost of this protection was the cash drag over the subsequent market rally.

The Fund benefited from increased M&A activity as several positions in the Focused Equity strategy became acquisition targets during 2014; Gentiva Health Services (GTIV), DirecTV (DTV), International Game Technology (IGT) and Conversant (CNVR). These positions helped the Fund’s return over the period. The Focused Equity strategy purchases equities that we believe are undervalued relative to the overall U.S. equity market. These equities may become even more undervalued as they go through management transitions, new product launches, a change in industry dynamics, etc. and can remain undervalued for extended periods of time. Some examples of holdings that negatively impacted fund performance during the period are MoneyGram International (MGI), Liquidity Services (LQDT) and Coach (COH).

As we reflect back on the year, we are pleased that the Fund responded to equity market risk as intended during periods of heightened volatility. The Fund does not attempt to anticipate short-term market movements or predict future economic climates, but rather to limit downside risk while providing for profit potential in any environment. We believe that our risk managed approach to investing the Fund’s assets will provide better investment outcomes.

We are grateful for your support and look forward to the year ahead.

Respectfully submitted,

Pete Higgins & Bill Monaghan

1 The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns are total return, reflecting reinvested dividends and capital gain distributions. One cannot invest directly in an index.

1

CVR DYNAMIC ALLOCATION FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) NOVEMBER 30, 2014

The following chart reflects the change in the value of a hypothetical $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in the CVR Dynamic Allocation Fund (the “Fund”) compared with the performance of the primary benchmark, the S&P 500 Index (the "S&P 500"), and the secondary benchmark, the HFRX Equity Hedge Index, since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The HFRX Equity Hedge Index tracks strategies that maintain positions both long and short in primary equity and equity derivative securities. The total return of the S&P 500 and HFRX Equity Hedge Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 and HFRX Equity Hedge Index do not include expenses. The Fund is professionally managed while the S&P 500 and HFRX Equity Hedge Index are unmanaged and are not available for investment.

Comparison of Change in Value of a $100,000 Investment
CVR Dynamic Allocation Fund – Institutional Shares vs. S&P 500 Index and HFRX Equity Hedge Index

Average Annual Total Returns		Since Inception
Periods Ended November 30, 2014	Six Months	December 30, 2013
CVR Dynamic Allocation Fund — Institutional Shares	2.79%	6.80%
S&P 500 Index	8.58%	14.43%
HFRX Equity Hedge Index	2.22%	2.21%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 328-7691. As stated in the Fund's prospectus, the estimated annual operating expense ratio (gross) for Institutional Shares is 2.16%. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse Fund expenses to limit total annual Fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) of Institutional Shares to 1.65%, through March 31, 2015. The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or reimbursed, is approved by the Fund’s Board of Trustees and the reimbursement does not cause the Fund’s net annual operating expenses of that class to exceed the expense cap in place at the time the fees were waived. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

CVR DYNAMIC ALLOCATION FUND SCHEDULE OF INVESTMENTS NOVEMBER 30, 2014

Shares	Security Description	Value

Common Stock - 43.5%
Basic Materials - 1.7%
1,201	CF Industries Holdings, Inc.	$322,048

Communications - 4.0%
9,068	Comtech Telecommunications Corp.	359,909
8,589	InterDigital, Inc.	428,419
		788,328
Consumer Discretionary - 9.1%
3,275	Fossil Group, Inc. (a)	365,883
27,029	Francesca's Holdings Corp. (a)	342,728
6,371	The Buckle, Inc.	326,132
24,063	TiVo, Inc. (a)	293,087
15,498	Weight Watchers International, Inc. (a)	449,442
		1,777,272
Consumer Staples – 1.6%
3,474	Philip Morris International, Inc.	301,995

Financials - 3.0%
4,287	CME Group, Inc.	362,852
26,017	MoneyGram International, Inc. (a)	224,266
		587,118
Health Care – 3.1%
10,532	LHC Group, Inc. (a)	247,607
10,295	Premier, Inc., Class A (a)	350,236
		597,843

Industrials - 6.5%
4,943	CH Robinson Worldwide, Inc.	364,497
8,236	Expeditors International of Washington, Inc.	385,609
3,686	Honeywell International, Inc.	365,172
3,070	Joy Global, Inc.	150,553
		1,265,831
Technology - 14.5%
4,289	Accenture PLC, Class A	370,269
7,483	Broadridge Financial Solutions, Inc.	338,905
12,836	Conversant, Inc. (a)	449,517
21,206	Ebix, Inc.	343,749
4,914	IAC/InterActiveCorp.	320,786
25,710	Liquidity Services, Inc. (a)	270,212
13,348	NeuStar, Inc., Class A (a)	363,733
14,328	Symantec Corp.	373,818
		2,830,989
Total Common Stock (Cost $7,860,022)	8,471,424

Investment Companies - 30.9%
16,692	First Trust Health Care AlphaDEX Fund (a)	1,007,863
19,952	Guggenheim Spin-Off ETF	921,184
10,780	iShares North American Tech-Software ETF	1,001,893
25,426	iShares U.S. Broker-Dealers ETF	1,035,347
9,023	iShares U.S. Aerospace & Defense ETF	1,029,975
10,994	SPDR S&P Retail ETF	1,036,844
Total Investment Companies (Cost $5,686,262)		6,033,106

Money Market Fund - 12.8%
2,500,148	Fidelity Institutional Cash Money Market Fund, 0.05% (b) (Cost $2,500,148)	2,500,148

Total Investments - 87.2% (Cost $16,046,432)*	$17,004,678
Other Assets & Liabilities, Net – 12.8%	2,487,574
Net Assets – 100.0%	$19,492,252

See Notes to Financial Statements.	3

CVR DYNAMIC ALLOCATION FUND NOTES TO SCHEDULE OF INVESTMENTS NOVEMBER 30, 2014

ETF	Exchange Traded Fund
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of November 30, 2014.

*	Cost for federal income tax purposes is $16,101,274 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,204,211
Gross Unrealized Depreciation	(300,807)
Net Unrealized Appreciation	$903,404

At November 30, 2014, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
4	10-year Mini JGB Future	12/15/14	$534,768	$3,666
10	3-month Euro EURIBOR Future	03/18/16	3,114,360	252
2	90-day Bank Bill Future	09/15/15	1,699,029	118
10	90-day EUR Future	03/14/16	2,472,362	3,263
10	90-day Sterling Future	03/20/16	1,963,209	5,718
2	Australian 10-year Bond Future	12/20/14	215,574	4,622
6	Australian 3-year Bond Future	12/20/14	568,801	1,937
1	DAX Index Future	12/23/14	307,127	3,991
1	EUR/JPY Currency Future	12/21/14	156,638	5,556
1	EUR/SEK Future	12/19/14	156,379	346
10	EURO-BOBL Future	12/12/14	1,608,586	1,559
9	EURO-BUND Future	12/12/14	1,717,157	3,262
11	EURO-SCHATZ Future	12/12/14	1,516,834	(86)
1	EURO-STOXX Future	12/23/14	40,126	347
3	FTSE 100 Index Future	12/22/14	307,119	17,452
1	GBP/JPY Currency Future	12/21/14	200,926	12,724
2	Long Gilt Future	03/31/15	364,402	3,766
4	NASDAQ 100 E-mini Future	12/23/14	328,917	18,143
6	New Zealand 3-month Bill Future	06/15/15	4,735,325	896
1	NIKKEI 225 Future	12/16/14	73,244	2,449
6	U.S. 10-year Note Future	03/31/15	756,631	5,650
12	U.S. 2-year Note Future	04/06/15	2,627,419	2,269
11	U.S. 5-year Note Future	04/06/15	1,310,487	3,928
2	U.S. Long Bond Future	03/31/15	282,785	2,464
(1)	AUD/NZD Future	12/21/14	(172,637)	2,056
(1)	CHF Currency Future	12/21/14	(129,610)	235
(1)	EUR/CHF Currency Future	12/21/14	(157,928)	543
(1)	GBP Currency Future	12/21/14	(97,666)	60
$26,500,364	$107,186

See Notes to Financial Statements.	4

CVR DYNAMIC ALLOCATION FUND SCHEDULE OF INVESTMENTS NOVEMBER 30, 2014

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of November 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Basic Materials	$322,048	$-	$-	$322,048
Communications	788,328	-	-	788,328
Consumer Discretionary	1,777,272	-	-	1,777,272
Consumer Staples	301,995	-	-	301,995
Financials	587,118	-	-	587,118
Health Care	597,843	-	-	597,843
Industrials	1,265,831	-	-	1,265,831
Technology	2,830,989	-	-	2,830,989
Investment Companies	6,033,106	-	-	6,033,106
Money Market Fund	-	2,500,148	-	2,500,148
Total Investments At Value	$14,504,530	$2,500,148	$-	$17,004,678
Other Financial Instruments**
Futures	107,272	-	-	107,272
Total Assets	$14,611,802	$2,500,148	$-	$17,111,950
Liabilities
Other Financial Instruments**
Futures	(86)	-	-	(86)
Total Liabilities	$(86)	$-	$-	$(86)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended November 30, 2014.

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	1.9%
Communications	4.6%
Consumer Discretionary	10.5%
Consumer Staples	1.8%
Financials	3.5%
Health Care	3.5%
Industrials	7.4%
Technology	16.6%
Investment Companies	35.5%
Money Market Fund	14.7%
100.0%

See Notes to Financial Statements.	5

CVR DYNAMIC ALLOCATION FUND STATEMENT OF ASSETS AND LIABILITIES NOVEMBER 30, 2014

ASSETS
Total investments, at value (Cost $16,046,432)	$17,004,678
Deposits with brokers	665,909
Cash	2,250,083
Receivables:
Fund shares sold	30,000
Investment securities sold	303,739
Dividends	8,163
Prepaid expenses	3,952
Deferred offering costs	5,471
Total Assets	20,271,995

LIABILITIES
Payables:
Investment securities purchased	731,056
Fund shares redeemed	21
Variation margin	5,554
Accrued Liabilities:
Investment adviser fees	15,419
Fund services fees	6,639
Other expenses	21,054
Total Liabilities	779,743

NET ASSETS	$19,492,252

COMPONENTS OF NET ASSETS
Paid-in capital	$18,467,125
Accumulated net investment loss	(1,702)
Accumulated net realized loss	(38,201)
Net unrealized appreciation	1,065,030
NET ASSETS	$19,492,252

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	1,824,531

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $19,492,252)	$10.68

See Notes to Financial Statements.	6

CVR DYNAMIC ALLOCATION FUND STATEMENT OF OPERATIONS PERIOD ENDED NOVEMBER 30, 2014*

INVESTMENT INCOME
Dividend income	$94,706
Total Investment Income	94,706

EXPENSES
Investment adviser fees	136,311
Fund services fees	126,063
Custodian fees	4,664
Registration fees	4,354
Professional fees	31,686
Trustees' fees and expenses	2,360
Offering costs	60,179
Miscellaneous expenses	23,569
Total Expenses	389,186
Fees waived and expenses reimbursed	(207,417)
Net Expenses	181,769

NET INVESTMENT LOSS	(87,063)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(95,009)
Contribution by affiliate	88,576
Foreign currency transactions	(2,702)
Futures	56,295
Net realized gain	47,160
Net change in unrealized appreciation (depreciation) on:
Investments	958,246
Foreign currency translations	(402)
Futures	107,186
Net change in unrealized appreciation (depreciation)	1,065,030
NET REALIZED AND UNREALIZED GAIN	1,112,190
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,025,127

* Commencement of operations was December 30, 2013.

See Notes to Financial Statements.	7

CVR DYNAMIC ALLOCATION FUND STATEMENT OF CHANGES IN NET ASSETS

December 30, 2013* through November 30, 2014
OPERATIONS
Net investment loss	$(87,063)
Net realized gain	47,160
Net change in unrealized appreciation (depreciation)	1,065,030
Increase in Net Assets Resulting from Operations	1,025,127

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	18,743,634
Redemption of shares:
Institutional Shares	(276,509)
Increase in Net Assets from Capital Share Transactions	18,467,125
Increase in Net Assets	19,492,252

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$19,492,252

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,851,891
Redemption of shares:
Institutional Shares	(27,360)
Increase in Shares	1,824,531

(a) Accumulated net investment loss	$(1,702)
* Commencement of operations.

See Notes to Financial Statements.	8

CVR DYNAMIC ALLOCATION FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	December 30, 2013 (a) through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.07)
Net realized and unrealized gain	0.68
Net gain from contribution by affiliate	0.07
Total from Investment Operations	0.68
NET ASSET VALUE, End of Period	$10.68
TOTAL RETURN	6.80	%(c)(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$19,492
Ratios to Average Net Assets:(e)
Net investment loss	(0.70	)%(f)
Net expenses (g)	1.47	%(f)
Gross expenses (h)	3.14	%(f)
PORTFOLIO TURNOVER RATE	157	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Calculation includes affiliate reimbursements and gains incurred on the contribution of capital. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the period ending November 30, 2014, would have been 6.10%.

(d)	Not annualized.
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Net expenses include reimbursement of indirect fees by the Adviser, such as acquired fund fees and expenses.
(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

CVR DYNAMIC ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 1. Organization

The CVR Dynamic Allocation Fund (the “Fund”) is a diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 30, 2013. The Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of November 30, 2014, Investor Shares had not commenced operations. The Fund seeks to preserve and increase the purchasing power value of its shares over the long term.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities (such as shares of exchange-traded funds) and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of November 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

10

CVR DYNAMIC ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Futures Contracts – The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of November 30, 2014, for the Fund, are disclosed in the Schedule of Investments.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

On December 12, 2014, the Fund paid distributions of $0.032503 in long-term capital gains per share and $0.033627 in short-term capital gains per share related to the period ended November 30, 2014.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund will file a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of November 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Offering Costs – Offering costs for the Fund of $65,650 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

11

CVR DYNAMIC ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of November 30, 2014, the Fund held $2,000,083 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – CVR Portfolio Funds LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has employed a sub-adviser to manage a portion of the Fund's assets. The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the Fund’s average daily net assets of Investor Shares for providing distribution and/or shareholder services to the Fund. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $5,000 for service to the Trust ($20,000 for the Chairman). Effective January 1, 2015, the Trust will pay each Independent Trustee an annual retainer fee of $16,000 for service to the Trust ($21,000 for the Chairman). The Independent Trustees and Chairman may receive additional fees for special Board meetings. Each Independent Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expenses Reimbursed and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse certain expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 1.65% for Institutional Shares through March 31, 2015. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended November 30, 2014, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed*	Other Waivers	Total Fees Waived and Expenses Reimbursed
$136,311	$23,936	$47,170	$207,417

* Includes $22,697 of Acquired Fund Fees and Expenses (“AFFE”) reimbursed by the Adviser.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Fund’s Board of Trustees and does not cause the net annual fund operating expenses of a class to exceed the expense cap in place at the time the fees were waived. As of November 30, 2014, the following amounts are subject to recapture by the Adviser:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
November 30, 2014	$160,247	November 30, 2017	$-

12

CVR DYNAMIC ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended November 30, 2014, were $30,109,411 and $16,468,118,  respectively.

During the period, the Adviser executed certain portfolio trades in anticipation of certain Fund shareholder purchases. Those shareholder purchases were not executed. The Adviser voluntarily contributed capital to the Fund to offset the unrealized depreciation related to the portfolio trades. The amount of the contribution is disclosed on the line Contribution by affiliate in the Statement of Operations.

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended November 30, 2014 for any derivative type that was held during the year is as follows:

Futures Contracts	$171,430,804

The Fund’s use of derivatives during the period ended November 30, 2014, was limited to futures contracts.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of November 30, 2014:

Location:	Interest Risk	Currency Risk	Equity Risk	Total
Liability derivatives:
Payable – variation margin	$24	$(5,477)	$(101)	$(5,554)

Realized and unrealized gains and losses on derivatives contracts during the period ended November 30, 2014, by the Fund are recorded in the following locations on the Statement of Operations:

Location:	Interest Risk	Commodity Risk	Currency Risk	Equity Risk	Total
Net realized gain (loss) on:
Futures	$47,089	$14,273	$(31,325)	26,258	$56,295
Total net realized gain (loss)	$47,089	$14,273	$(31,325)	26,258	$56,295

Net change in unrealized appreciation (depreciation) on:
Futures	$43,286	$-	$21,519	42,381	$107,186
Total net change in unrealized appreciation (depreciation)	$43,286	$-	$21,519	42,381	$107,186

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at November 30, 2014. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Liabilities:
Over-the-counter derivatives*	$(5,554)	-	$5,554	-

*
Over-the-counter derivatives consists of futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

13

CVR DYNAMIC ALLOCATION FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 8. Federal Income Tax

As of November 30, 2014, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$62,110
Undistributed Long-Term Gain	60,034
Capital and Other Losses	(31,443)
Unrealized Appreciation	934,426
Total	$1,025,127

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, mark to market, and 1256 contract treatment of futures.

For tax purposes, the current year post-October loss was $29,741 and the current deferred late year ordinary loss was $1,702 (realized during the period November 1, 2014 through November 30, 2014). These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, December 1, 2015.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended November 30, 2014. The following reclassification was the result of currency gain/loss, section 988 transactions, and net operating loss offsetting short term gain and has no impact on the net assets of the Fund.

Undistributed Net Investment Income	$85,361
Accumulated Net Realized Gain	(85,361)

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II and the Shareholders of
CVR Dynamic Allocation Fund

We have audited the accompanying statement of assets and liabilities of the CVR Dynamic Allocation Fund (the "Fund"), a series of shares of beneficial interest in the Forum Funds II Trust, including the schedule of investments, as of November 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period December 30, 2013 (commencement of operations) through November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CVR Dynamic Allocation Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period December 30, 2013 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 23, 2015

15

CVR DYNAMIC ALLOCATION FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 328-7691 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 328-7691 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (for Investor Shares only), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014, through November 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	June 1, 2014	November 30, 2014	Period*	Ratio*
Institutional Shares
Actual	$1,000.00	$1,027.91	$7.52	1.48%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.65	$7.49	1.48%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 328-7691.

16

CVR DYNAMIC ALLOCATION FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	33	Trustee, Forum Funds; Trustee, Forum ETF Trust
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davids Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University since 2011.	9	Trustee, Forum ETF Trust; Trustee, Outlook Funds Trust
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	9	Trustee, Forum ETF Trust
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	8	None
John Y. Keffer2 Born: 1942	Trustee	Since 2012	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	33	Trustee, Forum Funds, Forum ETF Trust and ALTMFX Trust; Director, Wintergreen Fund, Inc.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2013	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

CVR DYNAMIC ALLOCATION FUND

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 328-7691 (toll free)

INVESTMENT ADVISER
CVR Portfolio Funds LLC
One Bromfield Street, Suite 5100
Boston, MA 02108

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

219-ANR-1114

Annual Report November 30, 2014 Advised by: SKBA Capital Management, LLC www.baywoodfunds.com

BAYWOOD SKBA VALUEPLUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2014

Dear Shareholder,

This annual report marks the first twelve months of the Baywood SKBA ValuePlus Fund (the “Fund”) since its reorganization into a mutual fund on December 2, 2013.  We are pleased to report on our economic and financial market perspectives and the investment activities in the Fund for the period ended November 30, 2014.  The Fund buys primarily dividend-paying companies traded on U.S. exchanges and uses SKBA’s Relative Dividend Yield (“RDY”) discipline as the initial valuation framework.  We believe RDY points out attractive investment opportunities, not simply among companies with above-average dividend yield, but more importantly among stocks for which low-expectations already appear to be discounted in their valuations at the time of purchase.  This provides the potential for attractive subsequent capital appreciation opportunities.

After the robust stock market gains of 2013, during which the S&P 500 produced a “stratospheric” total return greater than 30%, the returns over the last twelve months remained high but moderated somewhat.   For the year ended November 30, 2014, the gains of 16.86% for the S&P 500 and 12.73% for Morningstar’s Large-Value peer group of funds are neither “stratospheric” nor are they “back down to earth” yet.

The Fund’s fiscal 2014 performance fell short of these benchmarks in part due to the composition of market returns, which became more concentrated in “mega-cap” stocks in 2014.  This phenomenon is reflected by the 2014 year-to-date performance (through November 30, 2014) of the average stock in the Russell 1000 index of only 11.25% compared with the overall market-cap-weighted index performance of 13.50%.  The average stock vastly underperformed the overall index by 225 basis points (100 basis points = 1%), most of which occurred in the third calendar quarter of 2014 during which the average stock fell -2.50% compared to the positive return of the overall market-cap weighted index (+0.65%).  In no other calendar year since the beginning of the 21st century has the market-cap-weighted Russell 1000 index so dramatically outperformed the equal-weighted index.  The environment made individual stock selection a more treacherous process for all active managers, including SKBA; yet we do not believe such conditions will persist throughout 2015.

As a result, investors did not experience a “more-normal” year in equity markets.  Yet we are constantly reminded of how rare normal years actually occur.   In spite of the preponderance of “abnormal” years that often alternate between feast (2013) and famine (2008), we are pleased with the Fund’s long-term total return (as reported in the performance table on pages 3 and 4 for the Investor and Institutional class shares).  Because your investment time horizons may span years and decades, not simply quarters, we will continue to employ our disciplined approach seeking to take advantage of purchase opportunities should stocks decline meaningfully and will temper our enthusiasm and invest conservatively when valuations appear rich.

2014 was indeed a year with a myriad of surprises. The year started with the harshest winter in decades as the Polar Vortex swept across large parts of the mid-west to the eastern U.S., bringing business to a near halt and creating a sharp decline in first quarter real GDP (gross domestic product).  The rebound in the economy in the second and third quarters from this weather-induced contraction was not a particular surprise.  The subsequent surprises mostly came from geopolitical developments, including the Russian invasion of Crimea, ISIL’s swift capture of major areas within Syria and northern Iraq, the Ebola epidemic and the slowdown in economic growth in China.  Despite concerns about oil supply that drove the price of Brent crude to $115 per barrel in June, the most significant surprise was the roughly 45% collapse in oil prices from that peak through the end of November

We do not believe that $50-$60 oil will prove to be the new “normal” level.  For several years, we have believed that the “normal” price per barrel should be roughly $80-$85, and we believe oil prices will mean-revert back to this range over time.  Low prices will encourage more rapid growth in consumption.  It may still take 6-18 months, however, for the pain of low prices to result in sufficiently large cuts in exploration budgets or for some high cost/high debt leverage producers to cap wells before the excess supply, currently estimated to be 1.5-2.0 million barrels per day, is eliminated.

The current decline in oil prices is reminiscent of the roughly 65% decline in oil prices from the peak in the summer of 2008.  The difference is the waterfall decline in 2008 through the end of that year came from collapsing demand whereas this year’s decline came from excess supply, mostly due to the explosion in shale-oil production in the U.S.  There were three significant consequences of the recent price plunge:

1.
The plunge is likely to be positive for the U.S. economy as it should boost discretionary consumer income and spending.  Retail sales growth has already seen some acceleration due to lower energy costs and rising consumer confidence.

2.
The oil price decline triggered a massive sell off in Energy sector stocks.  Stock price declines of 20-50% were not uncommon from the end of June through November! Only the “mega-cap” oils with strong balance sheets and select refinery companies experienced relatively modest declines, albeit declines in the face of the stock market’s continued rally.

1

BAYWOOD SKBA VALUEPLUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2014

3.
Inflation expectations also declined sharply, and November saw a negative change in the CPI.  Treasury bond prices rallied and yields fell further, adding to the bond market rally in the first half of 2014.

As a result, stock market corrections along the way in July and October were sharp but short lived.  Even the strength in the exchange rate of the U.S. dollar, which became a headwind to the translation of foreign earnings for multinational corporations, did little to slow the upward momentum.

Companies with domestic-focused businesses and sensitivity to falling interest rates tended to perform well over the last fiscal year.  Over the last fiscal year as a result, the Fund’s best absolute and relative returns in the portfolio came from Electric Utilities and Consumer Staples sectors.  Exelon Corp was added following a poor performing year for Electric Utilities in general.  The Fund had been underweight Electric Utilities due to both fundamental and valuation concerns.  To some extent, 2013 remedied our valuation concerns as the group underperformed, and in specific instances, however, we believe fundamentals of the merchant power business are also likely to improve.  The purchases of Exelon and Portland General Electric more than doubled our allocation to the sector.

The Fund started the year underweight in Consumer Staples, but beginning around mid-year, new holdings were established in two Dow Jones Industrial Average (DJIA) stalwarts, Procter and Gamble and Wal-Mart Stores.  After several years of weak fundamental and relative stock price performance, each stock’s RDY appeared to reflect excessive pessimism and low expectations.  Rarely do we purchase stocks with the anticipation that they would immediately become “hot dot” performers.  Yet with such discounts to our view of their fair value, the Fund benefited from their addition. For the year as a whole, the Consumer Staples sector produced the best relative performance contribution of any sector.

As already indicated, such was not the case for the Energy sector.  Despite being underweight relative to the Russell 1000 Value benchmark, the Fund’s holdings underperformed the market’s return.  As oil prices plunged and with the increased likelihood drilling budgets would be cut, we eliminated the Fund’s holding of off-shore driller, Ensco.  The decline in the price of Ensco, however, was primarily responsible for the underperformance of the sector compared to the Russell.

In contrast to the Energy sector, our over-weight position in the Technology sector produced one of the highest returns in the overall Fund, yet the Russell’s 37% gain in Technology was even greater.  Mature tech stocks, such as those in the DJIA, remain attractive to us.  While the Fund’s large holdings in Cisco Systems and Microsoft produced sizable annual returns, IBM’s negative return late in the year hurt the sector’s overall return contribution.  Nonetheless, we believe these stocks remain attractive as long-term holdings.

SKBA believes that in spite of the subpar economic recovery so far, the automotive and housing industries are likely to continue to advance at a sustained pace after several years of underinvestment.   The acceleration in U.S. economic growth from the 2.0-2.5% range to 3.0% or better is likely to continue to benefit these investments.  Yet even as business on Main Street improves, returns on Wall Street may not.  Since the lows of the financial crisis in 2009, in our view, the “stellar” returns have come from the recovery in both earning power and price-earnings ratios to more “normal trend” levels.  Stock market returns in the single-digit to low double-digit range should be more sustainable.

In spite of robust markets over the last few years we continue to find select purchase opportunities to add value and diversification to the Fund.  Many companies have not participated in the general stock market rally yet, and in our view, continue to exhibit attractive investment attributes and solid long-term fundamentals.  The combination of strong full-cycle fundamentals with attractive short-term valuation we believe is a good formula for creating desirable long-term risk-adjusted returns. We thank you for your trust and confidence in our abilities to continue to serve you through your investment in the Baywood SKBA ValuePlus Fund.

For more detailed information on SKBA Capital Management, LLC and our investment process and perspectives, visit our website at www.SKBA.com.

Current and future portfolio holdings are subject to change and risk.

The Morningstar category is used to compare fund performance to its peers.  It is not possible to invest directly into an index or category.  Past performance is no guarantee of future results.

Risk Considerations:  Mutual fund investing involves risk, including the possible loss of principal. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Adviser or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

2

BAYWOOD SKBA VALUEPLUS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) NOVEMBER 30, 2014

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Baywood SKBA ValuePlus Fund (the “Fund”) compared with the performance of the primary benchmark, Russell 1000 Value Index, and the secondary benchmark, S&P 500 Index since inception. The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with lower price-to-book ratios and lower forecasted growth values. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Russell 1000 Value Index and S&P 500 Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 1000 Value Index and S&P 500 Index do not include expenses. The Fund is professionally managed while the Russell 1000 Value Index and S&P 500 Index are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment
Investor Shares vs. Russell 1000 Value Index and S&P 500 Index

Average Annual Total Returns for Periods Ended November 30, 2014	1 Year	5 Years	Since Inception (6/27/08)
Investor Shares*	10.59%	14.63%	10.79%
Russell 1000 Value Index (Since 6/27/08)	15.62%	15.69%	9.45%
S&P 500 Index (Since 6/27/08)	16.86%	15.96%	10.16%

*The Fund’s Investor Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund’s Advisor and portfolio management team.

3

BAYWOOD SKBA VALUEPLUS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) NOVEMBER 30, 2014

Comparison of Change in Value of a $100,000 Investment
Institutional Shares vs. Russell 1000 Value Index and S&P 500 Index

Average Annual Total Returns for Periods Ended November 30, 2014	1 Year	Since Inception (5/2/11)
Institutional Shares*	10.87%	12.62%
Russell 1000 Value Index (since 5/2/11)	15.62%	14.34%
S&P 500 Index (since 5/2/11)	16.86%	14.85%

*The Fund’s Institutional Shares performance for periods prior to the commencement of operations (12/2/13) is that of a collective investment trust managed by the Fund’s Advisor and portfolio management team.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 409-2297. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.70% and 1.19%, respectively. However, the Fund's adviser has agreed to contractually waive its fees and/or reimburse expenses such that total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) do not exceed 0.95% and 0.70% for Investor Shares and Institutional Shares, respectively through March 31, 2017 (the "Expense Cap").  The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement, is approved by the Fund's Board of Trustees and the reimbursement does not cause the Fund's net annual operating expenses of that class to exceed the expense cap in place at the time the fees were waived. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

BAYWOOD SKBA VALUEPLUS FUND SCHEDULE OF INVESTMENTS NOVEMBER 30, 2014

Shares	Security Description	Value

Common Stock - 96.2%
Basic Materials - 6.2%
3,400	E.I. du Pont de Nemours & Co.	$242,760
6,000	Goldcorp, Inc.	117,840
2,100	LyondellBasell Industries NV, Class A	165,606
7,200	Weyerhaeuser Co. REIT	254,232
		780,438
Capital Goods / Industrials – 10.4%
1,100	Caterpillar, Inc.	110,660
5,300	Eaton Corp PLC	359,499
2,300	Raytheon Co.	245,410
3,200	Stanley Black & Decker, Inc.	302,208
2,600	United Parcel Service, Inc., Class B	285,792
		1,303,569
Consumer Cyclicals - 2.1%
16,900	Ford Motor Co.	265,837

Consumer Staples - 8.0%
2,400	Molson Coors Brewing Co., Class B	185,640
3,100	PepsiCo, Inc.	310,310
4,200	The Procter & Gamble Co.	379,806
1,500	Wal-Mart Stores, Inc.	131,310
		1,007,066
Energy - 10.4%
4,900	BP PLC, ADR	192,668
4,900	ConocoPhillips	323,743
3,100	National Oilwell Varco, Inc.	207,824
1,800	Occidental Petroleum Corp.	143,586
2,900	Phillips 66	211,758
5,800	Spectra Energy Corp.	219,704
		1,299,283
Financials - 23.2%
9,100	BB&T Corp.	342,069
1,400	CME Group, Inc.	118,496
8,100	FNF Group	262,440
4,500	Invesco, Ltd.	181,620
3,900	JPMorgan Chase & Co.	234,624
2,400	M&T Bank Corp.	302,448
6,800	MetLife, Inc.	378,148
5,900	Symetra Financial Corp.	133,694
2,600	The Chubb Corp.	267,930
8,500	U.S. Bancorp	375,700
5,700	Wells Fargo & Co.	310,536
		2,907,705
Health Care - 15.1%
5,000	AbbVie, Inc.	346,000
4,000	Baxter International, Inc.	292,000
1,900	Becton Dickinson and Co.	266,627
1,800	Cardinal Health, Inc.	147,942
5,300	Eli Lilly & Co.	361,036
4,400	Johnson & Johnson	476,300
		1,889,905
Technology – 14.2%
1,400	Automatic Data Processing, Inc.	119,896
466	CDK Global, Inc.	17,740
11,100	Cisco Systems, Inc.	306,804
1,700	Harris Corp.	121,839
1,000	International Business Machines Corp.	162,170
7,700	Microsoft Corp.	368,137
2,300	QUALCOMM, Inc.	167,670
13,600	STMicroelectronics NV, ADR	101,728
6,400	TE Connectivity, Ltd.	410,880
		1,776,864
Telecommunications - 3.4%
8,400	Verizon Communications, Inc.	424,956

Utilities - 3.2%
9,600	Exelon Corp.	347,232
1,600	Portland General Electric Co.	58,992
		406,224
Total Common Stock (Cost $9,596,226)	12,061,847

Money Market Fund - 3.6%
444,647	Federated Government Obligations Fund, 0.01% (a) (Cost $444,647)	444,647

Total Investments - 99.8% (Cost $10,040,873)*	$12,506,494
Other Assets & Liabilities, Net – 0.2%	31,752
Net Assets – 100.0%	$12,538,246

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Variable rate security. Rate presented is as of November 30, 2014.

*	Cost for federal income tax purposes is $10,040,873 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,670,278
Gross Unrealized Depreciation	(204,657)
Net Unrealized Appreciation	$2,465,621

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$12,061,847
Level 2 - Other Significant Observable Inputs	444,647
Level 3 - Significant Unobservable Inputs	-
Total	$12,506,494

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended November 30, 2014.

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	6.2%
Capital Goods / Industrials	10.4%
Consumer Cyclicals	2.1%
Consumer Staples	8.1%
Energy	10.4%
Financials	23.2%
Health Care	15.1%
Technology	14.2%
Telecommunications	3.4%
Utilities	3.3%
Money Market Fund	3.6%
100.0%

See Notes to Financial Statements.	5

BAYWOOD SKBA VALUEPLUS FUND STATEMENT OF ASSETS AND LIABILITIES NOVEMBER 30, 2014

ASSETS
Total investments, at value (Cost $10,040,873)	$12,506,494
Cash	2,822
Receivables:
Fund shares sold	1,480
Dividends	43,601
From investment advisor	2,228
Prepaid expenses	9,523
Total Assets	12,566,148

LIABILITIES
Accrued Liabilities:
Fund services fees	5,947
Other expenses	21,955
Total Liabilities	27,902

NET ASSETS	$12,538,246

COMPONENTS OF NET ASSETS
Paid-in capital	$8,933,590
Undistributed net investment income	237,355
Accumulated net realized gain	901,680
Net unrealized appreciation	2,465,621
NET ASSETS	$12,538,246

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	76,277
Institutional Shares	569,778

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $1,470,829)	$19.28
Institutional Shares (based on net assets of $11,067,417)	$19.42

See Notes to Financial Statements.	6

BAYWOOD SKBA VALUEPLUS FUND STATEMENT OF OPERATIONS PERIOD ENDED NOVEMBER 30, 2014*

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $791)	$357,958
Interest income	12
Total Investment Income	357,970

EXPENSES
Investment advisor fees	60,800
Fund services fees	80,000
Transfer agent fees:
Investor Shares	18,180
Institutional Shares	18,180
Distribution fees:
Investor Shares	4,101
Custodian fees	5,028
Registration fees:
Investor Shares	2,318
Institutional Shares	5,853
Professional fees	31,088
Trustees' fees and expenses	3,087
Offering costs:
Investor Shares	20,327
Institutional Shares	65,472
Miscellaneous expenses	21,512
Total Expenses	335,946
Fees waived and expenses reimbursed	(246,724)
Net Expenses	89,222

NET INVESTMENT INCOME	268,748

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	900,291
Net change in unrealized appreciation (depreciation) on investments	93,057
NET REALIZED AND UNREALIZED GAIN	993,348
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,262,096

* Commencement of operations was December 2, 2013.

See Notes to Financial Statements.	7

BAYWOOD SKBA VALUEPLUS FUND STATEMENT OF CHANGES IN NET ASSETS

December 2, 2013* Through November 30, 2014
OPERATIONS
Net investment income	$268,748
Net realized gain	900,291
Net change in unrealized appreciation (depreciation)	93,057
Increase in Net Assets Resulting from Operations	1,262,096

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(4,507)
Institutional Shares	(25,497)
Total Distributions to Shareholders	(30,004)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares (see note 1)	2,156,450
Institutional Shares (see note 1)	12,143,951
Reinvestment of distributions:
Investor Shares	4,507
Institutional Shares	25,497
Redemption of shares:
Investor Shares	(841,210)
Institutional Shares	(2,183,041)
Increase in Net Assets from Capital Share Transactions	11,306,154
Increase in Net Assets	12,538,246

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$12,538,246

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	123,329
Institutional Shares	687,361
Reinvestment of distributions:
Investor Shares	254
Institutional Shares	1,428
Redemption of shares:
Investor Shares	(47,306)
Institutional Shares	(119,011)
Increase in Shares	646,055

(a) Undistributed net investment income	$237,355
* Commencement of operations.

See Notes to Financial Statements.	8

BAYWOOD SKBA VALUEPLUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	December 2, 2013 (a) through November 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$17.47
INVESTMENT OPERATIONS
Net investment income (b)	0.36
Net realized and unrealized gain	1.49
Total from Investment Operations	1.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)
NET ASSET VALUE, End of Period	$19.28
TOTAL RETURN	10.59	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,471
Ratios to Average Net Assets:
Net investment income	1.98	%(d)
Net expenses	0.95	%(d)
Gross expenses (e)	4.54	%(d)
PORTFOLIO TURNOVER RATE	35	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

BAYWOOD SKBA VALUEPLUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.
	December 2, 2013 (a) through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$17.56
INVESTMENT OPERATIONS
Net investment income (b)	0.41
Net realized and unrealized gain	1.50
Total from Investment Operations	1.91
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)
NET ASSET VALUE, End of Period	$19.42
TOTAL RETURN	10.87	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$11,067
Ratios to Average Net Assets:
Net investment income	2.26	%(d)
Net expenses	0.70	%(d)
Gross expenses (e)	2.50	%(d)
PORTFOLIO TURNOVER RATE	35	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

BAYWOOD SKBA VALUEPLUS FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 1. Organization

The Baywood SKBA ValuePlus Fund (the “Fund”) is a diversified portfolio of Forum Funds II (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 2, 2013. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities.

On December 2, 2013, the Fund commenced operations through a reorganization of a collective investment trust into the Fund.  The collective investment trust was previously managed by the Fund’s advisor and portfolio management team.  This collective investment trust was organized and commenced operations on June 27, 2008.  The collective investment trust had an investment objective and strategies that were, in all material respects, identical to those of the Fund.  The net assets and unrealized gain received by the Fund from this tax-free reorganization were as follows:

Date of Contribution	Net Assets Investor Shares	Net Assets Institutional Shares	Shares Issued Investor Shares	Shares Issued Institutional Shares	Cost of Investments	Unrealized Gain on Investments
December 2, 2013	$2,099,735	$10,168,720	120,217	579,166	$9,396,973	$2,372,564

In addition to the securities transferred in, as noted above, $498,918 of cash and other receivables were also transferred in as part of the reorganization.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV

11

BAYWOOD SKBA VALUEPLUS FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of November 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

On December 12, 2014, the Fund paid a distribution of $1.397210 in long-term capital gains per share related to the period ended November 30, 2014.  On December 30, 2014, the Fund paid distributions of $0.261360 and $0.349950 in net investment income per share for Investor and Institutional Shares, respectively, related to the period ended November 30, 2014.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of November 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Offering Costs – Offering costs for the Fund of $85,799 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

12

BAYWOOD SKBA VALUEPLUS FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 3. Fees and Expenses

Investment Advisor – SKBA Capital Management, LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the Fund’s average daily net assets of Investor Shares for providing distribution and/or shareholder services to the Fund. The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Independent Trustee an annual retainer fee of $5,000 for service to the Trust ($20,000 for the Chairman). Effective January 1, 2015, the Trust will pay each Independent Trustee an annual retainer fee of $16,000 for service to the Trust ($21,000 for the Chairman). The Independent Trustees and Chairman may receive additional fees for special Board meetings. Each Independent Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expenses Reimbursed and Fees Waived

The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares to 0.95% and Institutional Shares to 0.70% through March 31, 2017. Other Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended November 30, 2014, fees waived and expenses reimbursed were as follows:

Investment Advisor Fees Waived	Investment Advisor Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$60,800	$140,924	$45,000	$246,724

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Fund’s Board of Trustees and the reimbursement does not cause the Fund’s net annual operating expenses of that class to exceed the expense cap in place at the time the fees were waived.  The amount of fees waived or expenses reimbursed eligible for recoupment are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
November 30, 2014	$201,724	November 30, 2017	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended November 30, 2014, were $4,175,898 and $4,876,936,  respectively.
13

BAYWOOD SKBA VALUEPLUS FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2014

Note 6. Federal Income Tax

Distributions paid during the fiscal period ended as noted were characterized for tax purposes as follows:

2014
Ordinary Income	$30,004

As of November 30, 2014, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$237,355
Undistributed Long-Term Gain	901,680
Unrealized Appreciation	2,465,621
Total	$3,604,656

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended November 30, 2014. The following reclassification was the result of partnership and REIT distribution reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$(1,389)
Accumulated Net Realized Gain (Loss)	1,389

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Baywood SKBA ValuePlus Fund and the Board of Trustees of Forum Funds II

We have audited the accompanying statement of assets and liabilities of the Baywood SKBA ValuePlus Fund (the "Fund"), a series of shares of beneficial interest in the Forum Funds II Trust, including the schedule of investments, as of November 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period December 2, 2013 (commencement of operations) through November 30, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baywood SKBA ValuePlus Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period December 2, 2013 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 23, 2015

15

BAYWOOD SKBA VALUEPLUS FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 409-2297 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 409-2297 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014, through November 30, 2014.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	June 1, 2014	November 30, 2014	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,034.33	$4.84	0.95%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Shares
Actual	$1,000.00	$1,035.73	$3.57	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.56	$3.55	0.70%

*
Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year period divided by 365 to reflect the half-year period.

16

BAYWOOD SKBA VALUEPLUS FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2014

Federal Tax Status of Dividends Declared during the Fiscal Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.0% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.0% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 409-2297.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	33	Trustee, Forum Funds; Trustee, Forum ETF Trust
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructing Officer, Ziff David Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University since 2011.	9	Trustee, Forum ETF Trust; Trustee, Outlook Funds Trust
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	9	Trustee, Forum ETF Trust
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	8	None
John Y. Keffer2 Born: 1942	Trustee	Since 2012	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	33	Trustee, Forum Funds, Forum ETF Trust and ALTMFX Trust; Director, Wintergreen Fund, Inc.
1The Fund Complex includes the Trust, Forum Funds and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

BAYWOOD SKBA VALUEPLUS FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2014

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2013	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A

18

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(855) 409-2297 (toll free)

INVESTMENT ADVISER
SKBA Capital Management, LLC
44 Montgomery Street, Suite 3500
San Francisco, CA 94104

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

217-ANR-1114

ITEM 1. REPORT TO STOCKHOLDERS.

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has delegated Mr. Mark Moyer as an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2013 and $20,640 in 2014.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2013 and $0 in 2014.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $0 in 2013 and $6,000 in 2014.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2013 and $0 in 2014.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2013 and $0 in 2014.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	January 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	January 20, 2015

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	January 20, 2015